THE HAVEN FUND

                        SUPPLEMENT DATED JANUARY 16, 2002

                    TO THE PROSPECTUS DATED FEBRUARY 26, 2001



Effective immediately, the portfolio manager of The Haven Fund is Denis M. Turko and the deputy portfolio manager is Stephen Ely. Mr. Turko has been deputy portfolio manager of the Fund since its inception. Both Mr. Turko and Mr. Ely have been managing directors of Haven Capital Management, Inc. since 1983. Colin
C. Ferenbach, formerly portfolio manager of the Fund, has resigned as an officer and employee of Haven Capital Management, Inc.